Exhibit 99.1

JOHNSON & JOHNSON REPORTS 2022 THIRD-QUARTER RESULTS:
•Reported sales growth of 1.9% to $23.8 Billion with operational growth of 8.1%* and adjusted operational growth of 8.2%*

•Earnings per share of (EPS) of $1.68 increasing 22.6% and adjusted EPS of $2.55 decreasing by 1.9%*

•Company is maintaining 2022 full-year guidance midpoints for adjusted operational sales and reported adjusted EPS; increasing adjusted operational EPS performance offsetting continued unfavorable currency impacts

New Brunswick, N.J. (October 18, 2022) – Johnson & Johnson (NYSE: JNJ) today announced results for third-quarter 2022. “Our third quarter performance demonstrates our continued strength and resilience across all three of our businesses,” said Joaquin Duato, Chief Executive Officer. “Through the ongoing efforts of our teams around the world, we continue to navigate the dynamic macroeconomic environment and remain focused on delivering transformative healthcare solutions. Looking ahead, I remain confident in our business and ability to continue advancing our innovative portfolio and pipeline.”

OVERALL FINANCIAL RESULTS:
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
4 Excludes intangible amortization expense and special items
Note: values may have been rounded

REGIONAL SALES RESULTS:

1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

SEGMENT SALES RESULTS:
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
4 Certain international OTC products, primarily in China, were reclassified from the Pharmaceutical segment to the Consumer Health segment based on operational changes
Note: Values may have been rounded

THIRD QUARTER 2022 SEGMENT COMMENTARY:
Adjusted operational sales* reflected below excludes the net impact of acquisitions and divestitures and translational currency.

Consumer Health
Consumer Health worldwide adjusted operational sales increased 4.8%*. Major contributors to growth include upper respiratory and analgesic products in the over-the-counter franchise, NEUTROGENA and AVEENO in Skin Health/Beauty and Women’s Health products outside the United States.

Pharmaceutical
Pharmaceutical worldwide adjusted operational sales grew 9.2%*, driven by DARZALEX (daratumumab), a biologic for the treatment of multiple myeloma, TREMFYA (guselkumab), a biologic for the treatment of adults living with moderate to severe plaque psoriasis, and for adults with active psoriatic arthritis, STELARA (ustekinumab), a biologic for the treatment of a number of immune-mediated inflammatory diseases, ERLEADA (apalutamide), a next-generation androgen receptor inhibitor for the treatment of patients with prostate cancer, and INVEGA SUSTENNA/XEPLION and INVEGA TRINZA/TREVICTA (paliperidone palmitate), long-acting, injectable atypical antipsychotics for the treatment of schizophrenia in adults. Also contributing to growth were sales of the Janssen COVID-19 Vaccine (Ad26.COV2.S) for the prevention of the SARS-CoV-2 virus. This growth was partially offset by declines in sales of REMICADE (infliximab), a biologic approved for the treatment of several immune-mediated inflammatory diseases and IMBRUVICA (ibrutinib), an oral, once daily therapy approved for use in treating certain B-cell malignancies, a type of blood or lymph node cancer.

MedTech
MedTech worldwide adjusted operational sales grew 8.1%*, driven primarily by electrophysiology products in Interventional Solutions, contact lenses in Vision, Trauma in Orthopaedics and wound closure products in General Surgery.

NOTABLE NEW ANNOUNCEMENTS IN THE QUARTER:
The information contained in this section should be read in conjunction with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases available online in the Investors section of the Company’s website at news releases, as well as
www.factsabouttalc.com, www.factsaboutourprescriptionopioids.com, and www.LTLManagementInformation.com.

Regulatory Decisions	STELARA (ustekinumab) Approved by the U.S. Food and Drug Administration to Treat Pediatric Patients with Active Psoriatic Arthritis	(Press Release)
	European Commission Approves IMBRUVICA (ibrutinib) in a Fixed-Duration Combination Regimen for Adult Patients with Previously Untreated Chronic Lymphocytic Leukaemia (CLL)	(Press Release)
	Janssen Marks First Approval Worldwide for TECVAYLI (teclistamab) with EC Authorisation of First-in-Class Bispecific Antibody for the Treatment of Patients with Multiple Myeloma	(Press Release)
	U.S. FDA Approves IMBRUVICA (ibrutinib) as First and Only BTKi Treatment for Pediatric Patients with Chronic Graft-Versus-Host Disease	(Press Release)
Data Release	Janssen Announces New Data Supporting Safety and Efficacy of RYBREVANT and Lazertinib Combination for Patients with Non-Small Cell Lung Cancer and EGFR Mutations	(Press Release)
	Final Analysis of Phase 2 GRIFFIN Study Presented for DARZALEX (daratumumab)-based Investigational Quadruplet Regimen in Patients with Newly Diagnosed, Transplant-Eligible Multiple Myeloma	(Press Release)
	TREMFYA (guselkumab) Demonstrates Higher Rates of Complete Skin Clearance with Earlier Treatment in Adults with Moderate to Severe Plaque Psoriasis in Phase 3b GUIDE Study	(Press Release)
Results of Novel Clinical Study of Guselkumab and Golimumab Combination Therapy Show Adults with Moderately to Severely Active Ulcerative Colitis Maintained Higher Rates of Clinical, Histologic, and Endoscopic Remission at Week 38[1]
(Press Release)
	STELARA (ustekinumab) Demonstrated Sustained Symptomatic and Corticosteroid-Free Remission Through Four Years in Adults with Moderately to Severely Active Ulcerative Colitis[1]	(Press Release)
	Janssen Announces Late-Breaking Data from Two Gene Therapy Programs at the American Academy of Ophthalmology 2022 Annual Meeting	(Press Release)
Product Launches	Biosense Webster Launches the OCTARAY Mapping Catheter with TRUEref Technology	(Press Release)
	Johnson & Johnson Vision Introduces All Purpose EDOF, TECNIS Symfony OptiBlue IOL, the Latest PC-IOL Powered by InteliLight Technology	(Press Release)
	Johnson & Johnson Vision Launches New Contact Lens Innovation to Help Meet the Needs of Digitally Intense Lifestyles: ACUVUE OASYS MAX 1-Day	(Press Release)
	Biosense Webster Launches HELIOSTAR in Europe, the First Radiofrequency Balloon Ablation Catheter, Enabling Physicians to Perform More Efficient Cardiac Ablations[1]	(Press Release)
Other	Johnson & Johnson Announces $5 Billion Share Repurchase Program	(Press Release)
	Johnson & Johnson Appoints Larry Merlo as Non-Executive Chair Designate of Planned New Consumer Health Company	(Press Release)
	Johnson & Johnson Announces Kenvue as the Name for Planned New Consumer Health Company	(Press Release)
. 1 Subsequent to the quarter

FULL-YEAR 2022 GUIDANCE:

Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

($ in Billions, except EPS)	October 2022	July 2022
Adjusted Operational Sales[1,2,5] Change vs. Prior Year	6.7% – 7.2%	6.5% – 7.5%
Operational Sales2,5/ Mid-point[2,5] Change vs. Prior Year / Mid-point	$97.5B – $98.0B / $97.8B 6.7% – 7.2% / 7.0%	$97.3B – $98.3B / $97.8B 6.5% – 7.5% / 7.0%
Estimated Reported Sales3,5/ Mid-point[3,5] Change vs. Prior Year / Mid-point	$93.0B – $93.5B / $93.3B 1.8% – 2.3% / 2.1%	$93.3B – $94.3B / $93.8B 2.1% – 3.1% / 2.6%

Adjusted Operational EPS (Diluted)2,4/ Mid-point[2,4] Change vs. Prior Year / Mid-point	$10.70 – $10.75 / $10.73 9.2% – 9.7% / 9.5%	$10.65 – $10.75 / $10.70 8.7% – 9.7% / 9.2%
Adjusted EPS (Diluted)3,4 / Mid-point[3,4] Change vs. Prior Year / Mid-point	$10.02 – $10.07 / $10.05 2.3% – 2.8% / 2.6%	$10.00 – $10.10 / $10.05 2.1% – 3.1% / 2.6%

     1 Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
     2 Non-GAAP financial measure; excludes the impact of translational currency
     3 Calculated using Euro Average Rate: October 2022 = $1.04 and July 2022 = $1.05 (Illustrative purposes only)
     4 Non-GAAP financial measure; excludes intangible amortization expense and special items
5 Excludes COVID-19 Vaccine
     Note: percentages may have been rounded

Other modeling considerations will be provided on the webcast.

WEBCAST INFORMATION:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investors section of the Company's website at events-and-presentations.

ABOUT JOHNSON & JOHNSON:
At Johnson & Johnson, we believe good health is the foundation of vibrant lives, thriving communities and forward progress. That’s why for more than 130 years, we have aimed to keep people well at every age and every stage of life. Today, as the world’s largest and most broadly-based health care company, we are committed to using our reach and size for good. We strive to improve access and affordability, create healthier communities, and put a healthy mind, body and environment within reach of everyone, everywhere. We are blending our heart, science and ingenuity to profoundly change the trajectory of health for humanity.

NON-GAAP FINANCIAL MEASURES:
* “Operational sales growth” excluding the impact of translational currency, “adjusted operational sales growth” excluding the net impact of acquisitions and divestitures and translational currency, as well as “adjusted net earnings”, “adjusted diluted earnings per share” and “adjusted operational diluted earnings per share” excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investors section of the company's website at quarterly-results.

Copies of the financial schedules accompanying this earnings release are available on the Company’s website at quarterly-results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, a pharmaceutical pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investors section of the company's website at quarterly-results.

NOTE TO INVESTORS CONCERNING FORWARD-LOOKING STATEMENTS:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, market position and business strategy, and the anticipated separation of the Company’s Consumer Health business. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the company to successfully execute strategic plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies; the Company’s ability to satisfy the necessary conditions to consummate the separation of the Company’s Consumer Health business on a timely basis or at all; the Company’s ability to successfully separate the Company’s Consumer Health business and realize the anticipated benefits from the separation; the New Consumer Health Company’s ability to succeed as a standalone publicly traded company; and risks related to the impact of the COVID-19 global pandemic, such as the scope and duration of the outbreak, government actions and restrictive measures implemented in response, material delays and cancellations of medical procedures, supply chain disruptions and other impacts to the business, or on the company’s ability to execute business continuity plans, as a result of the COVID-19 pandemic. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended January 2, 2022, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.

Press Contacts:	Investor Contacts:
Jake Sargent	Jessica Moore	Sarah Wood
(732) 524-1090	(732) 524-2955	(732) 524-2617